UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: October 2, 1998

                            HOMEGOLD FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)


     SOUTH CAROLINA                   0-8909                  57-0513287
 (State of other juris-            (Commission              (IRS Employer
diction of incorporation)          File Number)         Identification Number)

      SUITE 750, 15 SOUTH MAIN STREET, GREENVILLE, SOUTH CAROLINA 29601
      (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:   (864) 235-8056

                 The Exhibit Index appears on page 3 hereof.

ITEM 5.           OTHER EVENTS
                  ------------

      HomeGold Financial, Inc. (the "Company") announced on October 2, 1998, execution of definitive purchase agreement for sale of SBA Division to TransAmerica Business Credit Corporation. The news release is filed herewith as
Exhibit 99.1 and the definitive purchase agreement as Exhibit 99.2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HOMEGOLD FINANCIAL, INC.
                                                By:   /s/ Kevin J. Mast
                                                   -----------------------
                                                Kevin J. Mast
                                                Vice President, Chief Financial
                                                Officer, and Treasurer

                                  EXHIBIT INDEX

99.1       News Release dated October 2, 1998.

99.2 Asset Purchase Agreement by and among TransAmerica Business Credit Corporation and certain subsidiaries thereof, The Sellers Named Herein and HomeGold Financial, Inc. dated as of October 2, 1998